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                                                                    EXHIBIT 10.2

                             1993 STOCK OPTION PLAN

                                       OF

                               BESTAL CORPORATION




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                                TABLE OF CONTENTS

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
1.  PURPOSES OF THE PLAN....................................................1

2.  ELIGIBLE PERSONS........................................................1

3.  STOCK SUBJECT TO THIS PLAN..............................................1

4.  ADMINISTRATION..........................................................2

5.  GRANTING OF OPTIONS; OPTION AGREEMENT...................................2

6.  TERMS AND CONDITIONS OF OPTIONS.........................................3
    6.1    Terms and Conditions to Which All Options Are Subject............3
           6.1.1  Changes in Capital Structure..............................3
           6.1.2  Corporate Transactions....................................3
           6.1.3  Time of Option Exercise...................................4
           6.1.4  Option Grant Date.........................................4
           6.1.5  Nonassignability of Option Rights.........................4
           6.1.6  Payment...................................................4
           6.1.7  Termination of Employment.................................5
           6.1.8  Repurchase of Stock.......................................6
           6.1.9  Withholding and Employment Taxes..........................6
           6.1.10 Other Provisions..........................................6
           6.1.11 Determination of Value....................................7
           6.1.12 Option Term...............................................7

    6.2    Terms and Conditions to Which Only NQOs Are Subject..............8
           6.2.1  Exercise Price............................................8

    6.3    Terms and Conditions to Which Only ISOs Are Subject..............8
           6.3.1  Exercise Price............................................8
           6.3.2  Disqualifying Dispositions................................8

7.  MANNER OF EXERCISE......................................................8

8.  EMPLOYMENT OR CONSULTING RELATIONSHIP...................................9

9.  FINANCIAL INFORMATION...................................................9

10. AMENDMENTS TO PLAN......................................................9

11. SHAREHOLDER APPROVAL; TERM..............................................9

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                             1993 STOCK OPTION PLAN
                                       OF
                               BESTAL CORPORATION

   1.   PURPOSES OF THE PLAN

        The purposes of the Stock Option Plan (the "Plan") of Bestal Corporation, a California corporation (the "Company") are to:

        (a) Encourage selected employees, directors and consultants to improve operations and increase profits of the company;

        (b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Affiliates; and

        (c) Increase the interest of selected employees, directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

        Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the Requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

   2.   ELIGIBLE PERSONS

        Every person who at the date of grant of an option is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant or non-employee director to the Company or to any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

   3.   STOCK SUBJECT TO THIS PLAN

        Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock which may be granted pursuant to this Plan is 300,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan. Shares issued pursuant to an option granted under the Plan which are repurchased by the Company in accordance with the terms of the Plan shall become available again for grants as NQOs under the Plan.

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   4.   ADMINISTRATION

        (a) This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") of at least two Board members to which administration of the Plan is delegated (in either case, the "Administrator").

        (b) From and after such time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

        (c) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) or accelerate the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

        (d) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

   5.   GRANTING OF OPTIONS; OPTION AGREEMENT

        (a) No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

        (b) Each option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the Optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to
Section 6.1.4.

        (c) The agreement shall specify whether each Option it evidences is a NQO or an ISO.

        (d) The Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are

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not employees, directors or consultants at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment or consulting relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

   6.   TERMS AND CONDITIONS OF OPTIONS

        Each Option granted under this Plan shall be designated is an NQO or an ISO. Each Option shall be subject to the terms and conditions set forth in
Section 6.1. NQOs shall be also subject to the terms and conditions set forth in
Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in
Section 6.2.

        6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:

               6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, appropriate adjustments shall be made by the Board in (a) the number and class of shares of stock Subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole Discretion.

               6.1.2 Corporate Transactions. New option rights may be substituted for the option rights granted under this Plan, or the Company's obligations as to options outstanding under this Plan may be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of such employer corporation, in connection with (i) any merger, consolidation, acquisition, separation, or reorganization under which more than 50 percent of the shares of the Company outstanding immediately before such event are converted into cash or into another security, (ii) the dissolution or liquidation of the Company, or (iii) any like occurrence in which the Company is involved, in such manner that the then outstanding Options which are ISOs will continue to be "incentive stock options" within the meaning of Section 422 of the Code to the full extent permitted thereby. Notwithstanding the foregoing or the provisions of Section 6.1.1, if such employer corporation, or parent or subsidiary of such employer corporation, does not substitute new and substantially equivalent option rights for the option rights granted hereunder, or assume the option rights granted hereunder, the Administrator may, in its absolute discretion, do one or more of the following: (i) accelerate any vesting schedule to which an Option is subject; (ii) cancel Options upon payment to each optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Administrator, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received if the option had been exercised before the effective time over the exercise price of the Option; or (iii) except in case of a dissolution, liquidation, or sale of all or substantially all of the Company's assets, terminate the

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period during which such options are exercisable provided, however, that each optionee shall be mailed notice at least thirty-five (35) days prior to such merger, consolidation, acquisition, separation, reorganization, or similar occurrence, and shall have at least thirty (30) days after the mailing of such notice to exercise any unexpired option rights granted hereunder.

               6.1.3 Time of Option Exercise. Except as necessary to satisfy the requirements of Section 422 of the Code and subject to Section 5, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other dates as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option; provided, however, that (i) the right to exercise an Option must vest at the rate of at least 20% per year over five years from the date such option was granted and (ii) if the optionee is a director or officer, as those terms are used in Section 16 of the Exchange Act, such Option may not be exercisable, in whole or in part, at any time prior to the six-month anniversary of the date of Option grant, unless the Administrator determines that the foregoing provision is not necessary to comply with the provisions of Rule 16b-3 or that Rule 16b-3 is not applicable to the Plan. No Option shall be exercisable, however, until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

               6.1.4 Option Grant Date. Except in the case of advance approvals described in Section 5(d), the date of grant of an option under this Plan shall be the date as of which the Administrator approves the grant.

               6.1.5 Nonassignability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

               6.1.6 Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

           (a) Acceptance of the optionee's full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest on debt instruments of such type would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company). In making its determination to accept a promissory note from an employee of the Company, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company; and

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           (b) Delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock; and

           (c) Any other consideration and method of payment to the extent permitted under Sections 408 and 409 of the California General Corporation Law.

                    6.1.7 Termination of Employment. Unless determined otherwise by the Administrator in its absolute discretion, to the extent not already expired or exercised, an Option shall terminate: (i) for optionees who are employees not subject to Section 16(b) of the Exchange Act, at the earlier of
(a) the Expiration Date (as defined in Section 6.1.12) or (b) three months after termination of employment with the Company or any Affiliate; (ii) for optionees who are consultants or non-employee directors, at the earlier of (a) the Expiration Date or (b) seven months after the last day served as a consultant to or director of the Company or any Affiliate; and (iii) for optionees who are employees and either directors or otherwise subject to Section 16(b) of the Exchange Act, at the earlier of (a) the Expiration Date, (b) three months after termination of employment with the Company or any Affiliate in the case of ISOs, and (c) in the case of NQOs, seven months after the later of termination of employment with the Company or any Affiliate or the last day served as a director or consultant of the Company or any Affiliate; provided, that an Option shall be exercisable after the date of termination of employment or service as a director or consultant only to the extent exercisable on the date of termination. Notwithstanding the foregoing, if termination of employment or service as a director or consultant is due to the optionee's death or "disability" (as determined in accordance with Section 22(e)(3) of the Code), the optionee, or the optionee's personal representative (or any other person who acquires the Option from the optionee by will or the applicable laws of descent and distribution), may at any time within 12 months after the termination of employment or service as a director or consultant (or such lesser period as is specified in the stock option agreement but in no event after the Expiration date of the Option), exercise the rights to the extent they were exercisable on the date of the termination. A transfer of an Optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence due to sickness, military service, or other cause duly approved by the Company, shall not be deemed a termination of employment or the consulting relationship for purposes of this Plan. For the purpose of this Section 6.1.7, "employment" means engagement with the company or any subsidiary of the Company either (i) as an employee, (ii) as a director, or (iii) as a consultant on a basis determined by the President of the Company in his or her sole discretion to be substantially equivalent to employment.

                    6.1.8 Repurchase of Stock. At the option of the Administrator, the stock to be delivered pursuant to the exercise of any Option granted to an employee, director or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee, or director or consultant whose employment, or director or Consulting relationship with the Company is terminated. Such right of repurchase shall be at the Option

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exercise price and shall expire at the faster of (i) the rate of 20% per year over five years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable) or (ii) in accordance with a schedule related to the Vesting Base Date with respect to each Option grant, as determined by the Administrator. Determination of the number of shares subject to such right of repurchase shall be made as of the date the employee's employment by, director's director relationship with, or consultant's consulting relationship with, the Company terminates, not as of the date that any Option granted to such employee, director or consultant is thereafter exercised. Such right of repurchase must be exercised for cash or cancellation of purchase money indebtedness within 90 days of termination of the employment, director or consulting relationship with the Company.

                    6.1.9 Withholding and Employment Taxes. At the time of exercise of an Option (or at such later time(s) as the Company may prescribe), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. The Administrator may, in the exercise of its sole discretion, permit an optionee to pay some or all of such taxes by means of a promissory note on such terms as the Administrator deems appropriate. If authorized by the Administrator in its sole discretion, an optionee may elect to have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company or to tender to the Company other shares of Common Stock or other securities of the Company owned by the optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, provided that such election satisfies the following requirements:

                   (a) such election shall be irrevocable; and

                   (b) such election shall be subject to the disapproval of the Administrator at any time.

Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

                    6.1.10 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code. If Options provide for a right of first refusal in favor of the Company with respect to stock acquired by employees, directors or consultants, such Options shall provide (a) that the right of first refusal applies only where there is a bona fide third-party offerer and the employee, director or consultant desires to sell the stock; (b) such right of first refusal requires the Company to make its election to purchase the stock subject to such right of first refusal, if at all, by giving notice of such election no more than 30 days after receipt of notice of such right of first refusal; and (c) upon the exercise of a right of first refusal, the Company must purchase all (but not less than all, unless the selling employee, director or consultant consents) of the offered stock on the same terms offered by the bona-fide third party offerer, within sixty days after receipt of the notice of such right of first refusal, unless a longer period is offered by the bona fide third-party offerer. Such Options shall further provide that the right of first refusal shall

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terminate upon the earlier of (i) the closing of the Company's initial registered public offering to the public generally, or (ii) the date ten (10) years after the grant date as set forth in Section 6.1.4.

                    6.1.11 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

                           (a) If the stock of the Company is listed on any
established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the Wall Street Journal or similar publication.

                           (b) If the stock of the Company is regularly quoted
by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

                           (c) In the absence of an established market for the
stock, the fair market value thereof shall be determined by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

                    6.1.12 Option Term. No option shall be exercisable more than 120 months after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date"). No ISO granted to a Ten Percent Shareholder (as defined in
Section 6.2.1) shall be exercisable more than five ears after the date of grant.

          6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:

                    6.2.1 Exercise Price. The exercise price of a NQO shall be not less than 85 percent of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the option on the date of grant, except that the exercise price of a NQO granted to any person who owns, directly or by attribution, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Shareholder"), shall in no event be less than 110 percent of such fair market value.


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               6.3 Terms and Conditions to Which Only ISOs Are Subject. Options
granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                    6.3.1 Exercise Price. Except as set forth in Section 6.2.1, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted, except that the exercise price of an ISO granted to any Ten Percent Shareholder shall in no event be less than 110 percent of such fair market value.

                    6.3.2 Disqualifying Dispositions. If stock acquired upon exercise of an ISO is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

     7.   MANNER OF EXERCISE

          An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option will be considered as the date such Option was exercised.

          Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or transferee of an optionee shall not have any privileges as a shareholder with respect to any stock covered by the Option until the date of issuance of a stock certificate.

     8.   EMPLOYMENT OR CONSULTING RELATIONSHIP

          Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

     9.   FINANCIAL INFORMATION

          The Company shall provide to each optionee during the period such optionee holds an outstanding Option a copy of the financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements

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

shall be delivered as soon as practicable following the end of the Company's fiscal year during the period Options are outstanding.

     10.  AMENDMENTS TO PLAN

          The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may adversely affect Outstanding Options except to conform this Plan and ISOs granted under this Plan to federal or other tax laws relating to incentive stock options. No amendment shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, (b) from and after such time as the Company registers a class of equity securities under Section 12 of the Exchange Act, shareholder approval shall be required to meet the exemptions provided by Rule 16b-3, or any successor rule thereto, or (c) the Board otherwise concludes that shareholder approval is advisable.

    11.   SHAREHOLDER APPROVAL; TERM

          This Plan shall become effective upon adoption by the Board of Directors, provided, however, that no Option shall be Exercisable unless and until unanimous written consent of the shareholders of the Company, or approval by a majority of shareholders of the Company present, or represented, and entitled to vote at a validly called shareholders' meeting at which a Quorum is present (or such greater number as may be required by law or applicable governmental regulations or orders) is obtained within 12 months before or after adoption by the Board. This Plan shall terminate ten years after adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan at any time without shareholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then outstanding Options.


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Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.

Plan adopted by the Board of Directors as of March 12, 1993.
Plan approved by Shareholders on April 20, 1993


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                               BESTAL CORPORATION
                             1993 STOCK OPTION PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


               (A) Name of Optionee:___________________

               (B) Grant Date:_________________________

               (C) Number of Shares:___________________

               (D) Exercise Price:_____________________

               (E) Vesting Base Date:__________________

               (F) Effective Date:_____________________


         THIS INCENTIVE STOCK OPTION AGREEMENT (the "Agreement"), is made and entered into as of the date set forth in Item F above between Bestal Corporation, a California corporation (the "Company") and the person named in Item A above ("Optionee") .

         THE PARTIES AGREE AS FOLLOWS:

    1.   Grant of Option; Effective Date; Vesting Base Date.

         1.1 Grant. The Company hereby grants to optionee pursuant to the Company's 1993 Stock Option Plan (the "Plan"), a copy of which is attached to this Agreement as Exhibit 1, an incentive stock option (the "ISO") to purchase all or any part of an aggregate of the number of shares (the "ISO Shares") of the Company's Common Stock (the "Common Stock") listed in Item C above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

         1.2 Vesting Base Date. The parties hereby establish the date set forth in Item E above as the Vesting Base Date (as defined in Section 6.1.3 of the Plan).

    2. Exercise Price. The exercise price for purchase of each share of Common Stock covered by this ISO shall be the price set forth in Item D above.

    3. Term. Unless otherwise specified on Exhibit 3 attached hereto, if any (the absence of such Exhibit indicating that no such Exhibit was intended), this ISO shall expire as provided in Section 6.1.12 of the Plan.

    4. Adjustment of ISOs. The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 6.1.1 of the Plan.

    5. Exercise of Options.

       5.1 Vesting; Time of Exercise. This ISO shall be exercisable according to the schedule set forth on Exhibit 5.1 attached hereto.

       5.2 Exercise After Termination of Status as an Employee, Director or Consultant. In the event of termination of Optionee's continuous status as an employee, director or consultant, this ISO may be exercised only in accordance with the provisions of Section 6.1.7 of the Plan.

       5.3 Manner of Exercise. Optionee may exercise this ISO, or any portion of this ISO, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by a copy of the 1993 Stock Option Plan Stock Purchase Agreement in substantially the form attached hereto as Exhibit 5.3 executed by Optionee (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this ISO was exercised.

       Promptly after receipt of written notice of exercise of the ISO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of ISO Shares. An Optionee or transferee of an Optionee shall not have any privileges as a shareholder with respect to any ISO Shares covered by the option until the date of issuance of a stock certificate.

       5.4 Payment. Except as provided in Exhibit 5.4 attached hereto, if any (the absence of such Exhibit indicating that no Exhibit was intended), payment in full, in cash, shall be made for all ISO Shares purchased at the time written notice of exercise of the ISO is given to the Company, and proceeds of any payment shall constitute general funds of the Company.

    6. Nonassignability of ISO. This ISO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the ISO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of, this ISO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this ISO, shall be null and void.

    7. Company's Right of First Refusal.

       7.1 Right of First Refusal. In the event that the Optionee proposes to sell, pledge, or otherwise transfer any ISO Shares or any interest in such shares to any person or entity, the Company shall have a right of first refusal (the "Right of First Refusal") with respect to such ISO Shares. If Optionee desires to transfer ISO Shares, Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of ISO Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by Optionee and by the proposed transferee and must constitute a binding commitment of both such parties for the transfer of such ISO Shares. The Company may elect to purchase all, but not less than all, of the ISO Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the

Company. The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Optionee within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the proposed transferee, in which case the Company shall pay the purchase price within such longer period. The Company's rights under this Section 7.1 shall be freely assignable, in whole or in part.

       7.2 Transfer of ISO Shares. If the Company fails to exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, the optionee may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the ISO Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 7.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of ISO Shares on the terms, other than price, as applicable under Section 7.1, set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the ISO Shares other than in cash, the Company shall have the option of paying for the ISO Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.

       7.3 Binding Effect. The Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of ISO Shares other than a transferee acquiring ISO Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

       7.4 Termination of Company's Right of First Refusal. Notwithstanding anything in this Section 7, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections
7.1 through 7.3 after the earlier of (i) the closing of the Company's initial registered public offering of Common Stock to the public generally, or (ii) the date ten (10) years after the Effective Date.

    8. Market Standoff. Optionee hereby agrees that if so requested by the Company or any representative of the Underwriters in connection with any registration of the offering of the securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall not sell or otherwise transfer the ISO Shares for a period of 180 days following the effective date of a Registration Statement filed under the Securities Act; provided, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company in an underwritten offering under the Securities Act. The Company may impose stop-transfer instructions with respect to the ISO Shares subject to the foregoing restrictions until the end of each such 180-day period.

    9. Restriction on Issuance of Shares.

       9.1 Legality of Issuance. The Company shall not be obligated to sell or issue any ISO Shares pursuant to this agreement if such sale or issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the Provisions of the Securities Act.

       9.2 Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the sale of this ISO or any ISO Shares under the Securities Act or any other applicable law. The Company shall lot be obligated to take any affirmative action in order to cause the grant or exercise of this option or the issuance or sale of any ISO Shares pursuant thereto to comply with any law.

    10. Restriction on Transfer. Regardless whether the sale of the ISO Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of ISO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the Provisions of the Securities Act, the securities laws of any state, or any other law.

    11. Stock Certificate Restrictive Legends. Stock certificates evidencing ISO Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

        "The offering and sale of the securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"). Any transfer of such securities will be invalid unless a registration statement under the Act is in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act."

        "The securities represented hereby are subject to a right of first refusal by the Company pursuant to the provisions of the Company's 1993 Stock Option Plan and a purchase agreement relating to such securities, and may not be sold or otherwise transferred except in compliance with the terms of such right of first refusal."

        "The securities represented hereby are subject to restrictions on transfer for a period of 180 days following the effective date of a registration statement under the Securities Act of 1933, as amended, for an offering of the Company's securities as more fully provided in an agreement between the Company and the original purchaser relating to the option to purchase such securities."

       12. Disqualifying Dispositions. If stock acquired by exercise of this ISO is disposed of within two years after the Effective Date or within one year after date of such exercise (as determined under Section 5.3 of this Agreement), the Optionee immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

       13. Representations, Warranties, Covenants, and Acknowledgments of Optionee Upon Exercise of ISO. Optionee hereby agrees that in the event that the Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the issuance of ISO Shares may be conditioned upon certain representations, warranties, and acknowledgments by the person exercising the ISO (the "Purchaser"), including, without limitation, those set forth in Sections 13.1 through 13.8 inclusive:

             13.1 Investment. Purchaser is acquiring the ISO Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the ISO Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

             13.2 Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by purchase of the ISO Shares.

             13.3 Relation to Company. Purchaser is presently an officer, director, or other employee of, or consultant to the Company, and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

             13.4 Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transaction contemplated hereby and with respect to the business, affairs, financial condition, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the ISO Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

             13.5 Speculative Investment. Purchaser's investment in the Company represented by the ISO Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

             13.6 Registration. Purchaser must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the ISO Shares has not been registered under the Securities Act and the ISO Shares cannot be transferred by Purchaser unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants, or undertakings whatsoever to register the transfer of any of the ISO Shares under the Securities Act. The Company has made no Representations, warranties, or covenants whatsoever as to whether any exemption from the

Securities Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it may not be available until at least two years after payment of cash for the ISO Shares and not then unless:
(i) a public trading market then exists in the Company's common stock; (ii) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (iii) all other terms and conditions of Rule 144 have been satisfied. Purchaser understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations of the Securities Exchange Act of 1934 (typically 90 lays after the effective date of an initial public offering).

             13.7 Public Trading. None of the Company's securities is presently publicly traded, and the Company has made no representation, covenant, or agreement as to whether there will be a public market for any of its securities.

             13.8 Tax Advice. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by the agreement pursuant to which the ISO Shares will be purchased and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

    14. Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

    15. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of ISO Shares which is not in conformity with the provisions of this Agreement.

    16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

    17. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                           Bestal Corporation
                           6780 Sierra Court, Suite I
                           Dublin, California 94568
                           Attention: President


    Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

               IN WITNESS WHEREOF, the parties have executed this Incentive Stock Option Agreement as of the Effective Date.

                                            BESTAL CORPORATION



                                       By
                                              ----------------------------------

                                      Title
                                              ----------------------------------

The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

                                           -------------------------------------
                                    Optionee

                                     Dated:
                                                --------------------------------
Optionee's spouse indicates by the execution of this Incentive Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any ISO Shares purchased pursuant to this Agreement.

                                            ------------------------------------
                                            Optionee's Spouse

                               BESTAL CORPORATION
                             1993 STOCK OPTION PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT


               (A)    Name of Optionee:_____________________
               (B)    Grant Date:___________________________
               (C)    Number of Shares:_____________________
               (D)    Exercise Price:_______________________
               (E)    Vesting Base Date:____________________
               (F)    Effective Date:_______________________

        THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), is made and entered into as of the date set forth in Item F above between Bestal Corporation, a California corporation (the "Company"), and the person named in Item A above ("Optionee").

        THE PARTIES AGREE AS FOLLOWS:

        1. Grant of Option; Effective Date; Vesting Base Date.

               1.1 Grant. The Company hereby grants to Optionee pursuant to the Company's 1993 Stock Option Plan (the "Plan"), a copy of which is attached to this Agreement as Exhibit 1, a nonqualified stock option (the "NQO") to purchase all or any part of an aggregate of the number of shares (the "NQO Shares") of the Company's Common Stock (the "Common Stock") listed in Item C above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

               1.2 Vesting Base Date. The parties hereby establish the date set forth in Item E above as the Vesting Base Date (as defined in Section 6.1.3 of the Plan).

        2. Exercise Price. The exercise price for purchase of each share of Common Stock covered by this NQO shall be the price set forth in Item D above.

        3. Term. Unless otherwise specified on Exhibit 3 attached hereto, if any (the absence of such exhibit indicating that no such exhibit was intended), this NQO shall expire as provided in Section 6.1.12 of the Plan.

        4. Adjustment of NQOs. The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 6.1.1 of the Plan.

        5. Exercise of Options.

               5.1 Vesting; Time of Exercise. This NQO shall be exercisable according to the Schedule set forth on Exhibit 5.1 attached hereto.

               5.2 Exercise After Termination of Status as an Employee, Director or Consultant. In the event of termination of Optionee's continuous status as an employee, director or consultant, this NQO may be exercised only in accordance with the provisions of Section 6.1.7 of the Plan.

               5.3 Manner of Exercise. Optionee may exercise this NQO, or any portion of this NQO, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by a copy of the 1993 Stock Option Plan Stock Purchase Agreement in substantially the form attached hereto as Exhibit
5.3 executed by Optionee (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this NQO was exercised.

        Promptly after receipt of written notice of exercise of the NQO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of NQO Shares. An Optionee or transferee of an Optionee shall not have any privileges as a shareholder with respect to any NQO Shares covered by the option until the date of issuance of a stock certificate.

               5.4 Payment. Except as provided in Exhibit 5.4 attached hereto, if any (the absence of such exhibit indicating that no exhibit was intended), payment in full, in cash, shall be made for all NQO Shares purchased at the time written notice of exercise of the NQO is given to the Company, and proceeds of any payment shall constitute general funds of the Company.

        6. Nonassignability of NQO. This NQO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the NQO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this NQO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this NQO, shall be null and void.

        7. Company's Right of First Refusal.

               7.1 Right of First Refusal. In the event that the Optionee proposes to sell, pledge, or otherwise transfer any NQO Shares or any interest in such shares to a bona-fide third party offeror, the Company shall have a right of first refusal (the "Right of First Refusal") with respect to such NQO Shares. If Optionee desires to transfer NQO Shares, Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of NQO Shares proposed to be transferred, the proposed transfer price, and the name and address of the bona-fide third party offeror. The Transfer Notice shall be signed both by Optionee and by the bona-fide third party offeror and must constitute a binding commitment of both such parties for the transfer of such NQO Shares. The Company may elect to purchase all, but not less than all, of the NQO Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Optionee within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the bona-fide third party offeror, in which case the Company shall pay the purchase price within such longer period. The Company's rights under this Section 7.1 shall be freely assignable, in whole or in part.

               7.2 Transfer of NQO Shares. If the Company fails to exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, the Optionee may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the NQO Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in
Section 7.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of NQO Shares on the terms, other than price, as applicable under Section 7.1, set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the NQO Shares other than in cash, the Company shall have the option of paying for the NQO Shares by the discounted cash equivalent of the consideration described in the Transfer Notice.

               7.3 Binding Effect. The Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of NQO Shares other than a transferee acquiring NQO Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

               7.4 Termination of Company's Right of First Refusal. Notwithstanding anything in this Section 7, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 7.1 through 7.3 after the earlier of (i) the closing of the Company's initial registered public offering of Common Stock to the public generally, or (ii) the date ten years after the Effective Date.

        8. Market Standoff. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of the securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), Optionee shall not sell or otherwise transfer the NQO Shares for a period of 180 days following the effective date of a Registration Statement filed under the Securities Act; provided, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company in an underwritten offering under the Securities Act. The Company may impose stop-transfer instructions with respect to the NQO Shares subject to the foregoing restrictions until the end of each such 180-day period.

        9. Restriction on Issuance of Shares.

               9.1 Legality of Issuance. The Company shall not be obligated to sell or issue any NQO Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act.

               9.2 Registration or Qualification of Securities. The Company may, but shall not be required to, register or qualify the sale of this NQO or any NQO Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this option or the issuance or sale of any NQO Shares pursuant thereto to comply with any law.

        10. Restriction on Transfer. Regardless whether the sale of the NQO Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of NQO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

        11. Stock Certificate Restrictive Legends. Stock certificates evidencing NQO Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including, without limitation, the following legends:

               "The offering and sale of the securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"). Any transfer of such securities will be invalid unless a registration statement under the Act is in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act."

               "The securities represented hereby are subject to a right of first refusal by the Company pursuant to the provisions of the Company's 1993 Stock Option Plan and a purchase agreement relating to such securities, and may not be sold or otherwise transferred except in compliance with the terms of such right of first refusal."

               "The securities represented hereby are subject to restrictions on transfer for a period of 180 days following the effective date of a registration statement under the Securities Act of 1933, as amended, for an offering of the Company's securities as more fully provided in an agreement between the Company and the original purchaser relating to the option to purchase such securities."

        12. Disqualifying Dispositions. If stock acquired by exercise of this ISO is disposed of within two years after the Effective Date or within one year after date of such exercise (as determined under Section 5.3 of this Agreement), the Optionee immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

        13. Representations, Warranties, Covenants, and Acknowledgments of Optionee Upon Exercise of NQO. Optionee hereby agrees that in the event that the Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the issuance of NQO Shares may be conditioned upon certain representations, warranties, and acknowledgments by the person exercising the NQO (the "Purchaser"), including, without limitation, those set forth in Sections 13.1 through 13.8 inclusive.

               13.1 Investment. Purchaser is acquiring the NQO Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the NQO Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

               13.2 Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by purchase of the NQO Shares.

               13.3 Relation to Company. Purchaser is presently an officer, director, or other employee of, or consultant to the Company, and in such capacity has become personally familiar with the business, affairs, financial condition and results of operations of the Company.

               13.4 Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transaction contemplated hereby, and with respect to the business, affairs, financial condition, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the NQO Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

               13.5 Speculative Investment. Purchaser's investment in the Company represented by the NQO Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

               13.6 Registration. Purchaser must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the NQO Shares has not been registered under the Securities Act and the NQO Shares cannot be transferred by Purchaser unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants, or undertakings whatsoever to register the transfer of any of the NQO Shares under the Securities Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the

Securities Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it may not be available until at least two years after payment of cash for the NQO Shares and not then unless:
(i) a public trading market then exists in the Company's common stock; (ii) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (iii) all other terms and conditions of Rule 144 have been satisfied. Purchaser understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations of the Securities Exchange Act of 1934 (typically 90 days after the effective date of an initial public offering).

               13.7 Public Trading. None of the Company's securities is presently publicly traded, and the Company has made no representation, covenant or agreement as to whether there will be a public market for any of its securities.

               13.8 Tax Advice. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by the agreement pursuant to which the NQO Shares will be purchased and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

        14. Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

        15. Damages. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of NQO Shares which is not in conformity with the provisions of this Agreement. 16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

        17. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                      Bestal Corporation
                      6780 Sierra Court, Suite I
                      Dublin, California 94568
                      Attention:  President

        Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid;

documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

        IN WITNESS WHEREOF, the parties have executed this Nonqualified Stock Option Agreement as of the Effective Date.

                                   BESTAL CORPORATION



                                   By
                                     -------------------------------

                                   Title
                                         ---------------------------

The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.


                                   ----------------------------------
                                   Optionee

                                   Dated:
                                         ---------------------------


Optionee's spouse indicates by the execution of this Nonqualified Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any NQO Shares purchased pursuant to this Agreement.

                                   ----------------------------------
                                   Optionee's Spouse

                            AMERICAN XTAL TECHNOLOGY
                             1993 STOCK OPTION PLAN
                            STOCK PURCHASE AGREEMENT


               (A)    Name of Purchaser:________________________
               (B)    Number of Plan Shares:____________________
               (C)    Exercise Price:___________________________
               (D)    Purchase Price:___________________________
               (E)    Date of Option Agreement:_________________
               (F)    Effective Date:___________________________

               THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of the date set forth in Item F above (the "Effective Date") between AMERICAN XTAL TECHNOLOGY, a California corporation (the "Company"), and the person named in Item A above (the "Purchaser").

               THE PARTIES AGREE AS FOLLOWS:

               1. Purchase of Shares. Pursuant to the Company's 1993 Employee Stock Option Plan (the "Plan") and to a stock option agreement ("Option Agreement") between the parties dated the date set forth in Item E above, the Company hereby sells to Purchaser, and Purchaser hereby buys from the Company, that number of shares (the "Plan Shares") of the Company's Common Stock ("Common Stock") set forth in Item B above on the terms and conditions set forth herein and in the Plan and the Option Agreement, the terms and conditions of the Plan and the Option Agreement being hereby incorporated into this Agreement by reference.

               2. Purchase Price. Purchaser shall purchase the Plan Shares from the Company, and the Company shall sell the Plan Shares to Purchaser, at a price per share as set forth in Item C above (the "Exercise Price"), for a total purchase price as set forth in Item D above (the "Purchase Price").

               3. Manner of Payment. Purchaser shall pay the Purchase Price of the Plan Shares in cash (or in the manner set forth in Exhibit 5.4 to the Option Agreement evidencing the option, the absence of any Exhibit 5.4 indicating that no such exhibit was intended).

               4. Company's Right of First Refusal Respecting Plan Shares.

                  4.1 Right of First Refusal. In the event that Purchaser proposes to sell, pledge, or otherwise transfer any Plan Shares or any interest in such shares to a bona-fide third party offeror, the Company shall have a right of first refusal (the "Right of First Refusal") with respect to such Plan Shares. If Purchaser desires to transfer Plan Shares, Purchaser shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Plan Shares proposed to be transferred, the proposed transfer price, and the name and address of the bona-fide third party offeror. The Transfer Notice shall be signed both by Purchaser and by the bona-fide third party offeror and must constitute a binding commitment of both such parties for the transfer of such Plan Shares. The Company may elect to purchase the Plan Shares subject to the Transfer Notice by delivery of a notice of exercise of the

Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Purchaser within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the bona-fide third party offeror, in which case the Company shall pay the purchase price within such longer period. The Company's rights under this Section 4.1 shall be freely assignable, in whole or in part.

                  4.2 Transfer of Plan Shares. If the Company fails to exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, Purchaser may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the Plan Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Purchaser, shall again be subject to the Company's Right of First Refusal and shall require compliance by Purchaser with the procedure described in Section 4.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Plan Shares on the terms, other than price, as applicable under Section 4.1, set forth in the Transfer Notice, subject; provided, however, in the event the Transfer Notice provides for payment for the Plan Shares other than in cash, the Company shall have the option of paying for the Plan Shares by the discounted cash equivalent of the consideration described in the Transfer Notice. If, at the time of exercise of the right of first refusal, any notes are outstanding which represent any portion of the Purchase Price of the Plan Shares, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash.

                  4.3 Binding Effect of Right of First Refusal. The Company's Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Plan Shares other than a transferee acquiring Plan Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "Free Transferee") or a transferee of a Free Transferee.

                  4.4 Termination of Company's Right of First Refusal. Notwithstanding anything in this Section 4, the Company shall have no Right of First Refusal, and Purchaser shall have no obligation to comply with the procedures in Sections 4.1 through 4.3, after the earlier of (a) the closing of the Company's initial registered public offering to the public generally, or (b) the date ten (10) years after the Effective Date (as defined in the Option Agreement).

    5. Stock Certificate Restrictive Legends. Stock certificates evidencing Plan Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including without limitation, the following legends:

       "The offering and sale of the securities represented hereby have not been registered under the Securities Act of 1933 (the "Act"). Any transfer of such securities will be invalid unless a registration statement under the Act is in effect as to such transfer or in the opinion of counsel for the Company such registration is unnecessary in order for such transfer to comply with the Act."

       "The securities represented hereby are subject to a right for first refusal by the Company pursuant to the provisions of the Company's 1993 Stock Option Plan and a purchaser agreement relating to such securities, and may not be sold or otherwise transferred except in compliance with the terms of such right of first refusal."

       "The securities represented hereby are subject to restrictions on transfer for a period of 180 days following the effective date of a registration statement under the Securities Act of 1933, as amended, for an offering of the Company's securities as more fully provided in an agreement between the Company and the original purchaser relating to the option to purchase such securities."

    6. Representations, Warranties, Covenants, and Acknowledgments of Purchaser. Purchaser hereby represents, warrants, covenants, acknowledges, and agrees that:

       6.1 Investment. Purchaser is acquiring the Plan Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the Plan Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

       6.2 Business Experience. Purchaser is capable of evaluating the merits and risks of Purchaser's investment in the Company evidenced by the purchase of the Plan Shares.

       6.3 Relation of Company. Purchaser is presently an officer, director, or employee of, or consultant to, the Company and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

       6.4 Access to Information. Purchaser has had the opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial condition, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the Plan Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

       6.5 Speculative Investment. Purchaser's investment in the Company represented by the Plan Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

       6.6 Registration. Purchaser must bear the economic risk of investment for an indefinite period of time because the sale to Purchaser of the Plan Shares has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Plan Shares cannot be transferred by Purchaser unless such transfer is registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of any of the Shares under the Securities Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it will not be available until at least two years after payment of cash for the Plan Shares and not then unless:
(a) a public trading market then exists in the Company's Common Stock; (b) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (c) all other terms and conditions of Rule 144 have been satisfied. Purchaser understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations of the Securities Exchange Act of 1934 (typically 90 days after the effective date of an initial public offering).

                  6.7 Public Trading. None of the Company's securities is presently publicly traded, and the Company has made no representation, covenant, or agreement as to whether there will be a public market for any of its securities.

                  6.8 Tax Advice. The Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by this Agreement and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

    7. Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

    8. Taxes. Purchaser shall execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the "Acknowledgment") attached hereto as Exhibit 8A. Purchaser shall execute and submit with the Acknowledgment a copy of the Election Pursuant to Section 83(b) of the Code, attached hereto as Exhibit 8B, if Purchaser has indicated in the Acknowledgment his decision to make such an election. Purchaser should consult his tax advisor to determine if there is a comparable election to file in the state of his residence and whether such filing is desirable under the circumstances. The Company may withhold from Purchaser's wages, or require Purchaser to pay to the Company, any applicable withholding or employment taxes resulting from the purchase of Plan Shares hereunder or from the lapse of any restrictions imposed on the Plan Shares. .

    9. Disqualifying Dispositions of ISO Stock. If stock acquired by exercise of an ISO (as defined in Section 1 of the Plan) is disposed of within two years after the Effective Date (as defined in the Option Agreement) or within one year after such exercise, Purchaser immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

    10. Damages. Purchaser shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Plan Shares which is not in conformity with the provisions of this Agreement.

    11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

    12. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until Purchaser is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                             American Xtal Technology
                             4311 Solar Way
                             Fremont, CA  94538

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for Purchaser and related to this Agreement, if not delivered by hand, shall be mailed to Purchaser's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

    IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.

                                            AMERICAN XTAL TECHNOLOGY


                                            By
                                              ----------------------------------
                                            Title
                                               ---------------------------------

    Purchaser hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.


                                            Purchaser
                                                    ----------------------------

    Purchaser's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Plan Shares hereby purchased.


                                    Purchaser's Spouse
                                                      --------------------------

Exhibits
--------

Exhibit 1A            Employee Stock Option Plan

Exhibit 1B            Option Agreement

Exhibit 8A            Acknowledgment Regarding Election
                             Pursuant to Section 83(b)

Exhibit 8B            Section 83(b) Election

                          ACKNOWLEDGMENT AND STATEMENT
                         OF DECISION REGARDING ELECTION
                          PURSUANT TO SECTION 83(b) OF
                            THE INTERNAL REVENUE CODE


        The undersigned (which term includes the undersigned's spouse), a purchaser of ________ shares of Common Stock of AMERICAN XTAL TECHNOLOGY (the "Company"), pursuant to an option granted under the Company's 1993 Stock Option Plan (the "Plan"), hereby states as follows:

        1. The undersigned acknowledges receipt of a copy of a Stock Purchase Agreement by and between the undersigned and the Company (the "Agreement") effecting the purchase of shares, which the undersigned has carefully reviewed.

        2. The undersigned either [check as applicable]:

        _____ (a) has consulted, and has been fully advised by, the undersigned's own tax advisor, _______________________________, whose business address is _________________ ____________________________, regarding the income tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and pursuant to the corresponding provisions, if any, of applicable state laws (including without limitation Section 17122.7(b) of the California Revenue and Taxation Code, as amended (the "Rev. & Tax. Code") if applicable); or

        _____ (b) has knowingly chosen not to consult a tax advisor.

        3. The undersigned hereby avers that, with respect to the purchase of shares, the undersigned [check as applicable]:

        _____ (a) will make an election under Section 83(b) solely for purposes of Section 56(b)(3) of the Code (and analogous state law, if any) relating to the Alternative Minimum Tax, and a "protective" election under Section 83(b) (and analogous state law, if any) for all other income tax purposes;

        _____ (b) will not make an election under Section 83(b) of the Code (and analogous state law, if any) for any purpose.

        4. With respect to any election under Section 83(b) of the Code, "protective" or otherwise, indicated in paragraph (3), above, the undersigned herewith submits an executed copy of the appropriate form of election and acknowledges that copies thereof have been duly and timely filed with the appropriate offices of the Internal Revenue Service and applicable state taxing authorities and that the undersigned will attach a copy of the form of election to the

                                   Exhibit 8A
undersigned's federal income tax return for the year of the purchase and, if required, to the undersigned's state income tax return(s) for the same period.

        5. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.




Date:
     -----------------                             -----------------------------
                                                   (Purchaser)


Date:
     -----------------                             -----------------------------
                                                   (Spouse)

                    ELECTION PURSUANT TO SECTION 83(B) OF THE
                 INTERNAL REVENUE CODE WITH RESPECT TO PROPERTY
           TRANSFERRED IN CONNECTION WITH THE PERFORMANCE OF SERVICES

                     --------------------------------------

        The undersigned hereby makes the election, modified to the extent described in Paragraph 9 below, authorized by Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, with respect to shares of Common Stock of AMERICAN XTAL TECHNOLOGY (the "Company") described below acquired by the undersigned on the date shown below. To the extent permitted, this election shall also serve as an election under analogous state law. As required by the Treasury Regulations under Section 83(b), the undersigned supplies herewith the following information:


         1.   The undersigned's name and address are:

              Name:
                   --------------------------------------

               Address:
                      -----------------------------------

                      -----------------------------------

         2.   The undersigned has taxpayer identification number
              ______- _____- _____

         3. The property with respect to which this protective election is made consists of _________ shares of Common Stock, no par value, of the Company.

         4. The date on which the above-described property was transferred to the undersigned was ______________, 19____.

         5. As of the date of transfer, the property was subject to the following substantial risk of forfeiture:

              ------------------------------------------------------

              ------------------------------------------------------

              ------------------------------------------------------

              ------------------------------------------------------

         6. The fair market value of the property at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $______ per share.

         7. The amount paid for the property by the undersigned was $______ per share.

                                   Exhibit 8B

         8. A copy of this election has been furnished to the Company, and a copy of this election will be attached to the undersigned's federal income tax return for the year to which this election relates.

         9. If the property was acquired by the exercise of an Incentive Stock Option within the meaning of Section 422 of the Code then, except in the event of a "disqualifying disposition" of the property, this election is protective only and does not constitute an agreement to report or include as income subject to federal income tax amounts which, but for this election, are not so reportable or includible.





Date:
     ---------------                               -----------------------------
                                                   (Purchaser)


                                      -2-